FORM 8 - A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Concentra Operating Corporation
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             (Exact name of registrant as specified in its charter)



                    Nevada                                  75-2822620
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       (State of incorporation or organization)           (I.R.S. Employer
                                                         Identification No.)

              312 Union Wharf
            Boston, Massachusetts                             02109
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     (Address of principal executive offices)               (zip code)


If this form relates to the                 If this form relates to the
of  registration of a class of              registration of a class of
securities pursuant to Section  12(b)       securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box. [ ]                                    box.[X]

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                      Name of each exchange on which
   to be so registered                      each class is to be registered
-------------------------------          -------------------------------------

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:


                 13% Series B Senior Subordinated Notes due 2009
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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES
------   TO BE REGISTERED.
         -----------------

         13% Series B Senior Subordinated Notes due 2009
         -----------------------------------------------

     The Registrant incorporates by reference the "Description of Notes" set forth in the Registrant's Registration Statement on Form S-4 filed by the Registrant under the Securities Act of 1933, as amended (Registration No. 333-90765), as amended through the date hereof and as the same may be subsequently amended (the "Registration Statement on Form S-4"), and, to the extent applicable, such portions of any prospectus relating to the Registration Statement on Form S-4 filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


ITEM 2.  EXHIBITS.
------------------

     The Registrant incorporates herein by reference the following Exhibits to the Registration Statement on Form S-4:

     (1)    Certificate of Incorporation of the Registrant, as amended, filed as
            Exhibit 3.1 to the Registration Statement on Form S-4.

     (2) Amended Bylaws of the Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-4.

     (3)    Form of 13% Series B Senior Subordinated Note due 2009, filed as
            Exhibit 4.9 to the Registration Statement on Form S-4.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CONCENTRA OPERATING CORPORATION


                                          /s/ RICHARD A. PARR II
                                          ----------------------
                                          Richard A. Parr II
                                          Executive Vice President and
                                          General Counsel

Date: February 17, 2000